Exhibit 99.2
Stewardship Financial Corporation to Merge with Columbia Financial
Frequently Asked Questions
THIS DOCUMENT IS FOR INTERNAL USE ONLY
General Questions
Q – Why is Stewardship Financial Corporation merging with Columbia Financial?
A – We believe that this is the right thing to do for our shareholders, customers and other constituencies. The current interest rate environment, the current regulatory environment and the competitive banking landscape impacts our ability to provide the appropriate returns to our shareholders.

Q – When is the merger expected to be completed?
A – There are various conditions to consummation of the merger including receipt of the approval of the merger by our shareholders. In addition, various regulatory approvals are needed in order for the merger to move forward. Assuming receipt of these approvals, the merger is expected to be completed in the fourth quarter of 2019.

Q – How will the merger effect our systems?

A – There will be a conversion process of all systems that will take place following the completion of the merger.

Q – Does this mean that Atlantic Stewardship Bank and Columbia Bank will be merging also?
A – Yes, in connection with the merger of Stewardship Financial Corporation and Columbia Financial, the banks will also merge.

Q - Will our bank name change?
A – At the completion of the merger, Atlantic Stewardship Bank will become known as Columbia Bank.

Q – What will happen between now and the completion of the merger?
A – Associates are expected to continue to perform the responsibilities associated with their positions in a “business as usual” manner. Until the merger is completed, ASB and Columbia Bank remain separate banks and the completion of the merger remains subject to various conditions.

Q – What will happen to Stewardship Financial Corporation’s tithe mission?
A – Columbia Financial greatly admires the philanthropic support that Stewardship Financial Corporation provides through its tithing program and the Columbia Bank Foundation, one of the largest private charitable foundations in New Jersey, has expressed its willingness to continue Stewardship’s charitable mission.

Q – If I own shares of Stewardship, what will happen to my shares when the merger is completed?
A – From a shareholder perspective, shareholders will receive instructions concerning the exchange of their shares in Stewardship Financial Corporation for the cash payment of $15.75 per shares contemplated under the merger agreement.

Customer Questions
Q- What will happen to our customers?
A – It is “business as usual” from this point until the completion of the merger anticipated to occur in the fourth quarter of 2019. At the completion of the merger, ASB customers will become the customers of Columbia Bank.

Q – How will this benefit our customers?
A – The merger will provide a larger branch network, with expanded lending capabilities, and a greater platform with enhanced financial resources.

Q – How will customer accounts be effected?
A – It is “business as usual” from this point until the completion of the merger anticipated to occur in the fourth quarter of 2019. At the completion of the merger, ASB customers will become the customers of Columbia Bank. ASB customers will continue to enjoy the same benefits and their account numbers will remain the same at least at first. Variable interest rates are subject to change at any time. Future changes, if any, will be communicated to customers by Columbia Bank.

Q – Will any of our branches be closed / will hours be adjusted?
A – Columbia Financial will make the decisions on any branch closures or branch hours. No decisions have been made at this time.
Q – May customers perform transactions at either bank?
A – No, not at this time. Until the merger is completed, ASB and Columbia Bank remain separate banks and the completion of the merger remains subject to various conditions. So all banking activities of our customers remain the same. Upon completion of the merger, there will be operating system consolidations and customers will be notified of all relevant changes to them.

Q – Will customers need new checks or have to change their account numbers?
A –No, not at this time. Until the merger is completed, ASB and Columbia Bank remain separate banks and the completion of the merger remains subject to various conditions. So all banking activities of our customers remain the same. Upon completion of the merger, there will be operating system consolidations and customers will be notified of all relevant changes to them.

Q – Is there any change to referring customers to Investment Services at ASB?
A – “Business as usual” is the view until further notice, and we should continue to refer customers to Investment Services at ASB.

Miscellaneous

Q – What do I do if someone from the media contacts me to comment on the merger?

A – All media requests must be directed to Claire Chadwick at cchadwick@asbnow.com or (201) 444-7100.

Q – When will more information about the merger be available? Where can I find it?
A – Over the next several months, a proxy statement will be prepared and filed with the Securities and Exchange Commission to be used to solicit the approval of the Merger by our shareholders. The proxy statement will contain a great deal of information about the merger and the reasons for the merger and will be available on the SEC’s website at www.sec.gov. Additionally, as you know, we make other filings with the SEC which are publicly available and which may contain important information. Our written and electronic communications concerning the merger are required to be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

Q – Is there someone with whom I can speak confidentially about this?

A – We want everyone to feel comfortable speaking with their direct report and to Gail Tilstra.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Stewardship Financial Corporation will file a proxy statement with the SEC. Columbia Financial will also file relevant materials in connection with the proposed merger. Shareholders of Stewardship Financial Corporation are urged to carefully read the proxy statement and other relevant documents and any amendments or supplements to those documents when they become available because they will contain important information which should be considered before making any decision regarding the transaction.  A free copy of the proxy statement, as well as other filings containing information about Stewardship and Columbia, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov ). Copies of the proxy statement may also be obtained, free of charge, from Stewardship Financial Corporation’s website at www.asbnow.bank under the “Investor Relations” tab or by directing a request to the Secretary of Stewardship at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405. The content of the websites referenced are not deemed to be incorporated by reference into the proxy statement.

Certain Information Regarding Participants

Stewardship Financial Corporation and Columbia Financial and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Stewardship Financial Corporation shareholders in connection with the proposed merger. You can find information about Stewardship Financial Corporation’s and Columbia Financial’ s executive officers and directors in the materials filed by each company with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Stewardship Financial Corporation with the SEC on April 3, 2019, the proxy statement of Columbia Financial filed with the SEC on April 22, 2019 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

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